                                GROWTH PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                                                                    NMAAR0770200

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                     December 31, 1999
--------------------------------------------------------------------------------
          Growth Portfolio
   JENNIFER SILVER & BROOKE COBB, PORTFOLIO CO-MANAGERS
   The Portfolio produced a 50.40% total return for the one-year period ended December 31, 1999. In comparison, the portfolio's benchmark, the Russell Midcap Growth Index, provided a total return of 51.29%.(1) The portfolio co-managers, Jennifer Silver and Brooke Cobb attribute the portfolio's competitive performance to their stock selection strategy. During the period, the fund benefited from the good performance of fast-growing mid-cap companies in the technology (55.3% of total equity market value as of December 31, 1999), consumer staples (7.6% of total equity market value) and communications services (6.8% of total equity market value) sectors.
   While 1999 was a good year for most segments of the U.S. stock market, it was particularly rewarding for mid-cap growth stocks, as represented by the Russell Midcap Growth Index, which was the top-performing market sector for the year. The portfolio co-managers believe that the recent strength of mid-cap growth stocks compared to large-cap growth stocks provides evidence that investors have finally come to recognize mid-caps' fundamental advantages over their large-cap counterparts. More specifically, mid-cap growth stocks have recently traded at sharply lower valuations than large-cap stocks, but have had superior earnings growth prospects.
   The technology sector contributed the most to the portfolio's performance during 1999. Positive contributors to performance from this sector included Citrix Systems, a software manufacturer and the portfolio's top holding at 3.9% of net assets as of December 31, 1999. Citrix Systems was added to the S&P 500 Index in November, increasing its visibility to investors. Another top-ten position, Checkfree Holdings (2.1% of net assets), the electronic bill payment service, also provided attractive returns. Checkfree Holdings' electronic bill presentation and payment technology was adopted by Yahoo!'s E-Bills service, providing increased consumer reach in this high growth sector.
   Good stock selection in the consumer staples sector also contributed positively to the portfolio's performance during the year. On the other hand, the energy, health care and utilities sectors (0.7%, 8.1% and 2.0% of total equity market value, respectively) detracted from the portfolio's returns.
   Looking forward to 2000, the portfolio co-managers plan to build upon the success achieved in 1999. They are optimistic that the mid-cap sector's market-leading performance in 1999 will remind investors of the good long-term performance of mid-cap investing, particularly among mid-cap companies that have surpassed analysts' earnings and revenue growth expectations.

(1)50.40%, 26.37%, and 15.61% were the average annual total returns for the 1-,5-, and 10-year periods ended December 31, 1999. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gains distributions. Performance data quoted represents past performance and the investment return principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses of the insurance companies.

   The Russell Midcap Growth Index measures the performance of those Russell Midcap-Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark-Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

   The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

   The composition, industries and holdings of the Portfolio are subject to change.

   Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman Advisers Management Trust                     December 31, 1999
--------------------------------------------------------------------------------
          Growth Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                RUSSELL MIDCAP        GROWTH         S&P 500
                                 GROWTH INDEX       PORTFOLIO
1989                                   $10,000             $10,000     $10,000
1990                                    $9,487              $9,181      $9,689
1991                                   $13,948             $11,911     $12,628
1992                                   $15,164             $13,047     $13,588
1993                                   $16,861             $13,933     $14,952
1994                                   $16,496             $13,238     $15,155
1995                                   $22,101             $17,439     $20,829
1996                                   $25,963             $19,033     $25,599
1997                                   $31,816             $24,553     $34,128
1998                                   $37,500             $28,365     $43,861
1999                                   $56,734             $42,660     $53,078
AVERAGE ANNUAL TOTAL RETURN(1)
                                        GROWTH  RUSSELL MIDCAP-TM-
                                     PORTFOLIO     GROWTH INDEX(2)  S&P 500(2)
1 Year                                 +50.40%             +51.29%     +21.01%
5 Year                                 +26.37%             +28.02%     +28.49%
10 Year                                +15.61%             +18.95%     +18.17%
Life of Fund                           +16.14%                 N/A     +18.76%

   Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") commenced operations on 9/10/84.

1. "Total Return" includes reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell Midcap Growth Index measures the performance of those Russell Midcap-Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of those 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is an unmanaged index generally considered to be representative of overall stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and distributions. The Series may invest in many securities not included in the above-described indices.

Performance data are historical and include changes in share price and reinvestment of dividends and distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                    December 31,
                                                        1999
                                                    -------------
ASSETS
      Investment in Series, at value (Note A)       $730,658,735
      Receivable for Trust shares sold                 3,675,565
                                                    -------------
                                                     734,334,300
                                                    -------------
LIABILITIES
      Payable for Trust shares redeemed                1,326,063
      Payable to administrator (Note B)                  170,894
      Accrued expenses                                    54,706
                                                    -------------
                                                       1,551,663
                                                    -------------
NET ASSETS at value                                 $732,782,637
                                                    -------------

NET ASSETS consist of:
      Par value                                     $     19,659
      Paid-in capital in excess of par value         359,041,270
      Accumulated net realized gains on investment    64,386,389
      Net unrealized appreciation in value of
       investment                                    309,335,319
                                                    -------------
NET ASSETS at value                                 $732,782,637
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                    19,658,850
                                                    -------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $37.27
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                       For the
                                                         Year
                                                        Ended
                                                     December 31,
                                                         1999
                                                     ------------
INVESTMENT INCOME
    Investment income from Series (Note A)           $  2,467,888
                                                     ------------
    Expenses:
      Administration fee (Note B)                       1,609,392
      Legal fees                                           42,219
      Trustees' fees and expenses                          27,110
      Auditing fees                                        15,545
      Custodian fees                                       10,000
      Shareholder reports                                   8,734
      Registration and filing fees                            257
      Miscellaneous                                         6,231
      Expenses from Series (Notes A & B)                3,199,581
                                                     ------------
        Total expenses                                  4,919,069
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                         (3,741)
                                                     ------------
        Total net expenses                              4,915,328
                                                     ------------
        Net investment loss                            (2,447,440)
                                                     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM
  SERIES (NOTE A)
    Net realized gain on investment securities         68,152,221
    Change in net unrealized appreciation of
     investment securities                            169,900,476
                                                     ------------
        Net gain on investments from Series
        (Note A)                                      238,052,697
                                                     ------------
        Net increase in net assets resulting from
        operations                                   $235,605,257
                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                  Year Ended
                                                 December 31,
                                              1999          1998
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                   $ (2,447,440) $ (2,367,759)
    Net realized gain on investments
     from Series (Note A)                   68,152,221    30,290,239
    Change in net unrealized
     appreciation of investments from
     Series (Note A)                       169,900,476    55,577,359
                                          --------------------------
    Net increase in net assets resulting
     from operations                       235,605,257    83,499,839
                                          --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain on investments       (30,380,350) (153,330,889)
                                          --------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold              317,682,211   232,626,396
    Proceeds from reinvestment of
     distributions                          30,380,350   153,330,889
    Payments for shares redeemed          (436,876,389) (283,467,035)
                                          --------------------------
    Net increase (decrease) from Trust
     share transactions                    (88,813,828)  102,490,250
                                          --------------------------
NET INCREASE IN NET ASSETS                 116,411,079    32,659,200
NET ASSETS:
    Beginning of year                      616,371,558   583,712,358
                                          --------------------------
    End of year                           $732,782,637  $616,371,558
                                          --------------------------

NUMBER OF TRUST SHARES:
    Sold                                    11,942,302     9,385,509
    Issued on reinvestment of
     distributions                           1,311,759     6,341,228
    Redeemed                               (17,039,728)  (11,392,915)
                                          --------------------------
    Net increase (decrease) in shares
     outstanding                            (3,785,667)    4,333,822
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust                     December 31, 1999
--------------------------------------------------------------------------------
          Growth Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in AMT Growth Investments (the "Series"), a series of Advisers Managers Trust having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at December 31, 1999). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Series at value. Investment securities held by the Series are valued as indicated in the notes following the Series' Schedule of Investments.
3) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

Neuberger Berman Advisers Management Trust                     December 31, 1999
--------------------------------------------------------------------------------
          Growth Portfolio

6) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Inc. ("Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Series (see Note B of Notes to Financial Statements of the Series).
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has voluntarily undertaken to reimburse the Fund for its operating expenses plus its pro rata share of its Series' operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. This undertaking is subject to termination by Management upon at least 60 days' prior written notice to the Fund. For the year ended December 31, 1999, no reimbursement to the Fund was required.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan had agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian through May 31, 1999. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Expenses from Series, was a reduction of $1,357 and $2,384.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended December 31, 1999, additions and reductions in the Fund's investment in its Series amounted to $283,009,467 and $400,466,499, respectively.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(2)

                                                           Year Ended December 31,
                                              1999       1998       1997       1996       1995
                                             ---------------------------------------------------
Net Asset Value, Beginning of Year            $26.29     $30.54     $25.78     $25.86     $20.31
                                             ---------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                (.12)      (.10)      (.03)      (.07)       .01
    Net Gains or Losses on Securities
     (both realized and unrealized)            12.51       4.12       7.06       2.34       6.26
                                             ---------------------------------------------------
      Total From Investment Operations         12.39       4.02       7.03       2.27       6.27
                                             ---------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                      --         --         --       (.01)      (.05)
    Distributions (from net capital
     gains)                                    (1.41)     (8.27)     (2.27)     (2.34)      (.67)
                                             ---------------------------------------------------
      Total Distributions                      (1.41)     (8.27)     (2.27)     (2.35)      (.72)
                                             ---------------------------------------------------
Net Asset Value, End of Year                  $37.27     $26.29     $30.54     $25.78     $25.86
                                             ---------------------------------------------------
Total Return(3)                               +50.40%    +15.53%    +29.01%     +9.14%    +31.73%
                                             ---------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                                $732.8     $616.4     $583.7     $566.4     $537.8
                                             ---------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(4)                               .92%       .92%       .90%       .92%       .90%
                                             ---------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                      .92%       .92%       .90%       .92%       .90%
                                             ---------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets               (.46%)     (.41%)     (.11%)     (.30%)      .04%
                                             ---------------------------------------------------
    Portfolio Turnover Rate(5)                    --         --         --         --          9%
                                             ---------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust                     December 31, 1999
--------------------------------------------------------------------------------
          Growth Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
4) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
5) The Fund transferred all of its investment securities into its Series on April 28, 1995. After that date the Fund invested only in its Series, and that Series, rather than the Fund, engaged in securities transactions. Therefore, after that date the Fund had no portfolio turnover rate. Portfolio turnover rates for periods ending after April 28, 1995, are included in the Financial Highlights of AMT Growth Investments, which appear elsewhere in this report.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Growth Portfolio

   We have audited the accompanying statement of assets and liabilities of Growth Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio of Neuberger Berman Advisers Management Trust at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 28, 2000

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1999

--------------------------------------------------------------------------------
          AMT Growth Investments

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------

                       COMMON STOCKS (98.1%)
BUSINESS SERVICES (2.6%)
          40,300       Lamar Advertising                $  2,440,669(2)
         215,400       USWeb Corp.                         9,571,837(2)
         163,000       Valassis Communications             6,886,750
                                                        ------------
                                                          18,899,256
                                                        ------------
CAPITAL GOODS (0.8%)
         106,200       Waters Corp.                        5,628,600(2)
                                                        ------------
COMMUNICATIONS (8.1%)
          94,300       Comverse Technology                13,649,925(2)
          70,800       Copper Mountain Networks            3,451,500
          51,100       E-Tek Dynamics                      6,879,338
         104,600       Efficient Networks                  7,112,800
         151,900       JDS Uniphase                       24,503,369(2)
          22,900       Next Level Communications           1,714,637(2)
          15,800       Phone.com                           1,831,812(2)
                                                        ------------
                                                          59,143,381
                                                        ------------
CONSUMER CYCLICALS (12.6%)
          84,400       Adelphia Communications             5,538,750(2)
         130,243       AMFM Inc.                          10,191,515(2)
          72,300       EchoStar Communications             7,049,250(2)
          85,500       Emmis Communications               10,656,774(2)
         108,000       Entercom Communications             7,128,000
         202,100       Gemstar International Group        14,399,625(2)
         108,500       Harley-Davidson                     6,950,781
         129,275       NTL Inc.                           16,127,056
         470,700       Park Place Entertainment            5,883,750(2)
          52,900       Royal Caribbean Cruises             2,608,631
          73,800       Westwood One                        5,608,800(2)
                                                        ------------
                                                          92,142,932
                                                        ------------
ELECTRICAL EQUIPMENT (10.1%)
         155,200       Altera Corp.                        7,692,100(2)
          98,700       Analog Devices                      9,179,100(2)

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------

          28,000       Broadcom Corp.                   $  7,626,500
         150,600       Conexant Systems                    9,996,075(2)
          18,700       KLA-Tencor                          2,082,713(2)
         140,500       Maxim Integrated Products           6,629,844
          89,000       PMC-Sierra                         14,267,812(2)
         108,700       Vitesse Semiconductor               5,699,956(2)
         231,100       Xilinx Inc.                        10,507,828(2)
                                                        ------------
                                                          73,681,928
                                                        ------------
ENERGY (2.6%)
         127,500       Calpine Corporation                 8,160,000(2)
         171,000       Coastal Corp.                       6,059,812
         387,100       Union Pacific Resources Group       4,935,525
                                                        ------------
                                                          19,155,337
                                                        ------------
FINANCIAL SERVICES (4.3%)
         149,200       Capital One Financial               7,189,575
          96,500       Donaldson, Lufkin & Jenrette        4,668,188
         177,700       E*TRADE Group                       4,642,412
          77,500       Lehman Brothers Holdings            6,563,281
          92,800       Providian Financial                 8,450,600
                                                        ------------
                                                          31,514,056
                                                        ------------
HARDWARE (5.5%)
         177,200       Adaptec, Inc.                       8,837,850
         143,600       Flextronics International           6,605,600
         144,000       Network Appliance                  11,961,000(2)
         126,100       Sanmina Corp.                      12,594,238(2)
                                                        ------------
                                                          39,998,688
                                                        ------------
HEALTH CARE (10.1%)
         155,400       Biogen, Inc.                       13,131,300(2)
         108,700       Gilead Sciences                     5,883,387(2)
          80,400       Immunex Corp.                       8,803,800
          63,100       MedImmune, Inc.                    10,466,713(2)
         110,400       MiniMed Inc.                        8,086,800(2)
         123,300       PE Corp.-PE Biosystems Group       14,834,531

Advisers Managers Trust                                        December 31, 1999

--------------------------------------------------------------------------------

          AMT Growth Investments

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------

         116,400       QLT PhotoTherapeutics            $  6,838,500(2)
          59,600       Sepracor Inc.                       5,911,575
                                                        ------------
                                                          73,956,606
                                                        ------------
INTERNET (15.5%)
          55,000       BroadVision, Inc.                   9,353,437(2)
         143,600       CheckFree Holdings                 15,006,200
          42,000       Clarent Corp.                       3,265,500(2)
          39,300       CMG Information Services           10,881,188(2)
          84,100       Digex, Inc.                         5,781,875(2)
          33,100       DoubleClick Inc.                    8,376,369
           6,900       FreeMarkets, Inc.                   2,355,056(2)
         266,000       Intuit Inc.                        15,943,375
          74,700       Lycos, Inc.                         5,943,319(2)
          39,400       Portal Software                     4,053,275
         154,100       PSINet Inc.                         9,515,675(2)
          26,900       PurchasePro.com                     3,698,750(2)
          66,700       S1 Corp.                            5,210,938(2)
          64,900       Safeguard Scientifics              10,517,856
          88,100       StarMedia Network                   3,529,506
                                                        ------------
                                                         113,432,319
                                                        ------------
RETAIL (7.0%)
         118,200       Ann Taylor Stores                   4,070,512(2)
         163,400       Best Buy                            8,200,638(2)
         149,200       Circuit City Stores                 6,723,325
         167,100       Limited, Inc.                       7,237,519
          77,800       Starbucks Corp.                     1,886,650(2)
         159,600       Tandy Corp.                         7,850,325
          56,600       Tiffany & Co.                       5,051,550
         212,900       Williams-Sonoma                     9,793,400(2)
                                                        ------------
                                                          50,813,919
                                                        ------------
SOFTWARE (12.6%)
          53,900       Bea Systems                         3,769,631
         229,400       Citrix Systems                     28,216,200(2)

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------

          37,200       Micromuse Inc.                   $  6,324,000(2)
         156,900       Peregrine Systems                  13,209,019(2)
         131,900       Rational Software                   6,479,587(2)
         133,500       Siebel Systems                     11,214,000
         161,550       VERITAS Software                   23,121,844(2)
                                                        ------------
                                                          92,334,281
                                                        ------------
TELECOMMUNICATIONS (6.3%)
          91,400       Covad Communications Group          5,112,687
         217,800       Intermedia Communications           8,453,363(2)
         277,600       Metromedia Fiber Network           13,307,450(2)
          70,800       VoiceStream Wireless               10,075,725(2)
         117,900       WinStar Communications              8,871,975(2)
                                                        ------------
                                                          45,821,200
                                                        ------------
                       TOTAL COMMON STOCKS
                       (COST $407,187,184)               716,522,503
                                                        ------------

      Principal
       Amount
---------------------

                       U.S. TREASURY SECURITIES
                       (1.9%)
    $ 14,000,000       U.S. Treasury Bills, 3.00%,
                       due 1/6/00
                       (COST $13,994,167)                  13,994,167(3)
                                                         ------------
                       U.S. GOVERNMENT AGENCY
                       SECURITIES (2.7%)
      10,000,000       Federal Home Loan Bank,
                       Discount Notes, 5.60%,
                       due 1/12/00                          9,982,889
      10,000,000       Freddie Mac, Discount Notes,
                       5.40% & 5.72%, due 1/11/00 &
                       1/13/00                              9,983,056
                                                         ------------
                       TOTAL U.S. GOVERNMENT AGENCY
                       SECURITIES
                       (COST $19,965,945)                  19,965,945(3)
                                                         ------------

Advisers Managers Trust                                        December 31, 1999

--------------------------------------------------------------------------------

          AMT Growth Investments

      Principal                                            Market
       Amount                                             Value(1)
---------------------                                   ------------

                       REPURCHASE AGREEMENTS (1.0%)
    $  6,900,000       State Street Bank and Trust
                       Co. Repurchase Agreement,
                       3.50%, due 1/3/00, dated
                       12/31/99, Maturity Value
                       $6,902,013, Collateralized by
                       $7,110,000 Fannie Mae,
                       Medium-Term Notes, 6.35%,
                       due 6/22/01 (Collateral Value
                       $7,110,000)
                       (COST $6,900,000)                $  6,900,000(3)
                                                        ------------
                       SHORT-TERM INVESTMENTS (15.9%)
     116,183,783       N&B Securities Lending Quality
                       Fund, LLC
                       (COST $116,183,783)               116,183,783(3)
                                                        ------------
                       TOTAL INVESTMENTS (119.6%)
                       (COST $564,231,079)               873,566,398(4)
                       Liabilities, less cash,
                       receivables and other assets
                       [(19.6%)]                        (142,907,662)
                                                        ------------
                       TOTAL NET ASSETS (100.0%)        $730,658,736
                                                        ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1999
--------------------------------------------------------------------------------
          AMT Growth Investments
1) Investment securities of the Series are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Series values all other securities by a method the trustees of Advisers Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) At cost, which approximates market value.
4) At December 31, 1999, the cost of investments for U.S. Federal income tax purposes was $564,972,026. Gross unrealized appreciation of investments was $313,093,875 and gross unrealized depreciation of investments was $4,499,503, resulting in net unrealized appreciation of $308,594,372, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                    December 31,
                                                        1999
                                                    -------------
ASSETS
      Investments in securities, at market value*
       (Note A) -- see Schedule of Investments      $873,566,398
      Cash                                                 9,391
      Dividends and interest receivable                5,772,554
      Receivable for securities sold                   4,943,543
      Other assets                                        45,748
                                                    -------------
                                                     884,337,634
                                                    -------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                      116,183,783
      Payable for securities purchased                31,392,264
      Accrued expenses and other payables              5,802,046
      Payable to investment manager (Note B)             300,805
                                                    -------------
                                                     153,678,898
                                                    -------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $730,658,736
                                                    -------------

NET ASSETS consist of:
      Paid-in capital                               $421,323,417
      Net unrealized appreciation in value of
       investment securities                         309,335,319
                                                    -------------
NET ASSETS                                          $730,658,736
                                                    -------------
*Cost of investments                                $564,231,079
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                       For the
                                                         Year
                                                        Ended
                                                     December 31,
                                                         1999
                                                     ------------
INVESTMENT INCOME
    Income:
      Dividend income                                $    788,468
      Interest income                                   1,679,420
                                                     ------------
        Total income                                    2,467,888
                                                     ------------
    Expenses:
      Investment management fee (Note B)                2,871,116
      Custodian fees (Note B)                             170,435
      Auditing fees                                        40,780
      Legal fees                                           28,923
      Trustees' fees and expenses                          27,300
      Amortization of deferred organization and
       initial offering expenses (Note A)                  25,635
      Insurance expense                                    10,363
      Accounting fees                                      10,000
      Miscellaneous                                        15,029
                                                     ------------
        Total expenses                                  3,199,581
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                         (3,741)
                                                     ------------
        Total net expenses                              3,195,840
                                                     ------------
        Net investment loss                              (727,952)
                                                     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investment securities
     sold                                              68,152,221
    Change in net unrealized appreciation of
     investment securities                            169,900,476
                                                     ------------
        Net gain on investments                       238,052,697
                                                     ------------
        Net increase in net assets resulting from
        operations                                   $237,324,745
                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                  Year Ended
                                                 December 31,
                                              1999          1998
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                   $   (727,952) $   (453,556)
    Net realized gain on investments        68,152,221    30,290,239
    Change in net unrealized
     appreciation of investments           169,900,476    55,577,359
                                          --------------------------
    Net increase in net assets resulting
     from operations                       237,324,745    85,414,042
                                          --------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                              283,009,467   197,047,525
    Reductions                            (400,466,499) (258,097,221)
                                          --------------------------
    Net decrease in net assets resulting
     from transactions in investors'
     beneficial interests                 (117,457,032)  (61,049,696)
                                          --------------------------
NET INCREASE IN NET ASSETS                 119,867,713    24,364,346
NET ASSETS:
    Beginning of year                      610,791,023   586,426,677
                                          --------------------------
    End of year                           $730,658,736  $610,791,023
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                        December 31, 1999
--------------------------------------------------------------------------------
          AMT Growth Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: AMT Growth Investments (the "Series") is a separate operating series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. Managers Trust is currently comprised of eight separate operating series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Series' Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Series becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each series will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.
5) ORGANIZATION EXPENSES: Organization expenses incurred by the Series were fully amortized as of December 31, 1999.
6) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.
7) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Series makes security loans. The Series will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Series entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Series receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Series invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Series receives a fee, payable monthly, negotiated by the Series and Morgan, based on the number and duration of the lending transactions. At December 31, 1999, the value of the securities loaned and the value of the collateral were $114,527,756 and $116,183,783, respectively.

Advisers Managers Trust                                        December 31, 1999
--------------------------------------------------------------------------------
          AMT Growth Investments

8) REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with institutions that the Series' investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Series pays Management a fee at the annual rate of 0.55% of the first $250 million of the Series' average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also employees of Neuberger and/or Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan, Morgan had agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian through May 31, 1999. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1,357 and $2,384.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 1999, there were purchase and sale transactions (excluding short-term securities) of $622,828,351 and $723,708,859, respectively.
   During the year ended December 31, 1999, brokerage commissions on securities transactions amounted to $1,017,394, of which Neuberger received $441,154, and other brokers received $576,240.

NOTE D -- LINE OF CREDIT:
   At December 31, 1999, the Series was a holder of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.09% (0.07% prior to October 1, 1999) per annum of the available line of credit is charged, of which the Series has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment

Advisers Managers Trust                                        December 31, 1999
--------------------------------------------------------------------------------
          AMT Growth Investments
companies participate, there is no assurance that the Series will have access to the entire $100,000,000 at any particular time. The Series had no loans outstanding pursuant to this line of credit at December 31, 1999, nor had the Series utilized this line of credit at any time prior to that date.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                                                            Period from
                                                                                         May 1, 1995(1) to
                                                     Year Ended December 31,               December 31,
                                              1999       1998       1997       1996            1995
                                             -------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                            .60%       .58%       .58%       .59%            .59%(3)
                                             -------------------------------------------------------------
    Net Expenses                                 .60%       .58%       .58%       .59%            .59%(3)
                                             -------------------------------------------------------------
    Net Investment Income (Loss)                (.14%)     (.08%)      .21%       .04%            .31%(3)
                                             -------------------------------------------------------------
Portfolio Turnover Rate                          119%        83%       113%        57%             35%
                                             -------------------------------------------------------------
Net Assets, End of Year (in millions)         $730.7     $610.8     $586.4     $568.6          $600.8
                                             -------------------------------------------------------------

1) The date investment operations commenced.

2) The Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Advisers Managers Trust and
Owners of Beneficial Interest of AMT Growth Investments

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AMT Growth Investments, one of the series constituting the Advisers Managers Trust (the "Trust"), as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMT Growth Investments of Advisers Managers Trust at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 28, 2000